Subsequent Events (unaudited)	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events (unaudited)

18. Subsequent Events (unaudited)

In May 2020, the Company entered into an agreement with Rocket Auto LLC and certain of its affiliates (collectively, “Rocket”) providing for the launch of an ecommerce platform under the “Rocket Auto” brand for the marketing and sale of vehicles directly to consumers (the “RA Agreement”). The Company will list its used vehicle inventory for sale on the Rocket Auto platform, but all sales of the Company’s inventory will be conducted through the Company’s platform. Rocket Auto is expected to launch publicly during the second half of the year ending December 31, 2020 and, during the term of the RA Agreement, Rocket has agreed to ensure that not less than a minimum percentage of all used vehicles sold or leased through the platform on a monthly basis will be Vroom inventory. The Company has agreed to pay Rocket a combination of cash and stock for vehicle sales made through the platform, including upfront equity consisting of 183,870 shares of the Company’s common stock that were issued upon execution of the RA Agreement, and the potential issuance to Rocket of up to an additional 8,641,914 shares of common stock over a four-year period based upon sales volume of Vroom inventory through the Rocket Auto platform.

In May 2020, the Company’s MSA with Catterton Management was terminated.